UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 1, 2008

MCF CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15831 (Commission File Number)	11-2936371 (IRS Employer Identification No.)

600 California Street, 9th Floor, San Francisco, California ( Address of Principal Executive Offices)	94108 (Zip Code)

Registrant's telephone number, including area code (415) 248-5600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing

On February 1, 2008, MCF Corporation (the “Company”) issued a press release announcing the approval of the listing of its common stock on The NASDAQ Stock Market LLC (“NASDAQ”), such listing to be effective on or about February 12, 2008. In connection with its listing on NASDAQ, the Company is voluntarily withdrawing its listing on the American Stock Exchange. The Company’s Board of Directors approved a resolution to change the listing of its common stock from the American Stock Exchange to NASDAQ on December 14, 2007. A copy of the February 1, 2008 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item	9.01 (d) Exhibits

99.1	Press release for MCF Corporation’s voluntary delisting from the American Stock Exchange and listing on the NASDAQ Stock Market LLC.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCF CORPORATION

Date: February 1, 2008	By:	/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman
Chairman and Chief Executive Officer